Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Thomas A. King (440) 395-2260
Progressive is scheduled to hold a one-hour conference call to address questions on Friday, August 4, 2006, at 9:00 a.m. eastern time, subsequent to the posting of our Shareholders’ Report online and the filing of our Quarterly Report on Form 10-Q with the SEC. Registration for the teleconference and webcast is scheduled to be available on Progressive’s Web site at http://investors.progressive.com/events.asp on or after July 19, 2006.
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — July 13, 2006 — The Progressive Corporation today reported the following results for June 2006:

	Month				Quarter
(millions, except per share amounts and ratios)	2006	2005	Change		2006	2005	Change
Net premiums written	$1,089.6	$1,092.8	0%		$3,679.6	$3,594.1	2%

Net premiums earned	1,096.9	1,069.6	3%		3,564.4	3,453.8	3%

Net income	115.0	120.6	(5)%		400.4	394.3	2%

Per share	.15	.15	(3)%		.51	.49	3%

Pre-tax net realized gains (losses) on securities	(24.4)	(.7)	3386%		(27.1)	(3.8)	613%

Combined ratio	87.4	87.3	.1	pts.	86.6	86.1	.5	pts.

Average diluted equivalent shares	781.0	797.5	(2)%		785.9	800.1	(2)%
See the “Income Statements” for further month and year-to-date information and additional comments.
     Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
June 2006
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,109.2

Net premiums written	$1,089.6

Revenues:
Net premiums earned	$1,096.9
Investment income	60.1
Net realized gains (losses) on securities	(24.4)	Includes $.8 million of write-downs on a security determined to have an other-than-temporary decline in market value.
Service revenues	2.2

Total revenues	1,134.8

Expenses:
Losses and loss adjustment expenses	743.5
Policy acquisition costs	111.6
Other underwriting expenses	103.3
Investment expenses	.8
Service expenses	2.0
Interest expense	6.0	Retired $100 million, 7.30% Notes at maturity on June 1, 2006.

Total expenses	967.2

Income before income taxes	167.6
Provision for income taxes	52.6

Net income	$115.0

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	771.4

Per share	$.15

Diluted:
Average shares outstanding	771.4
Net effect of dilutive stock-based compensation	9.6

Total equivalent shares	781.0

Per share	$.15

[1]	For a description of our reporting and accounting policies, see Note 1 to our 2005 audited consolidated financial statements included in our 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	.2%
Common stocks	.4%
Total portfolio	.2%

Pretax recurring investment book yield	5.1%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
June 2006 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date		%
	2006	2005	Change
Direct premiums written	$7,499.3	$7,356.6	2

Net premiums written	$7,356.3	$7,198.9	2

Revenues:
Net premiums earned	$7,064.9	$6,803.8	4
Investment income	314.2	250.2	26
Net realized gains (losses) on securities	(26.6)	6.4	NM
Service revenues	16.3	21.5	(24)

Total revenues	7,368.8	7,081.9	4

Expenses:
Losses and loss adjustment expenses	4,667.0	4,433.2	5
Policy acquisition costs	727.0	722.3	1
Other underwriting expenses	676.5	665.6	2
Investment expenses	5.9	5.9	0
Service expenses	13.1	12.0	9
Interest expense	39.9	41.5	(4)

Total expenses	6,129.4	5,880.5	4

Income before income taxes	1,239.4	1,201.4	3
Provision for income taxes	402.4	394.4	2

Net income	$837.0	$807.0	4

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	783.2	792.2	(1)

Per share	$1.07	$1.02	5

Diluted:
Average shares outstanding	783.2	792.2	(1)
Net effect of dilutive stock-based compensation	10.2	11.7	(13)

Total equivalent shares	793.4	803.9	(1)

Per share	$1.05	$1.00	5

NM = Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	1.2%	2.2%
Common stocks	3.4%	.4%
Total portfolio	1.5%	1.9%

Pretax recurring investment book yield	4.5%	3.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2006
($ in millions)
(unaudited)
Current Month

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$612.0	$323.3	$935.3	$152.5	$1.8	$1,089.6
% Growth in NPW	(3)%	3%	(1)%	2%	NM	0%
Net Premiums Earned	$613.8	$336.6	$950.4	$144.7	$1.8	$1,096.9
% Growth in NPE	(1)%	6%	1%	12%	NM	3%

GAAP Ratios
Loss/LAE ratio	70.0	66.8	68.9	60.7	NM	67.8
Expense ratio	19.5	19.9	19.6	19.1	NM	19.6

Combined ratio	89.5	86.7	88.5	79.8	NM	87.4

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$9.4
Current accident year						5.4

Calendar year actuarial adjustment	$6.8	$3.1	$9.9	$4.9	$0.0	$14.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$9.4
All other development						7.7

Total development						$17.1

Calendar year loss/LAE ratio						67.8

Accident year loss/LAE ratio						69.4

Statutory Ratios
Loss/LAE ratio						67.8
Expense ratio						20.0

Combined ratio						87.8

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting profit of $.2 million for the month.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
June 2006 Year-to-Date
($ in millions)
(unaudited)
Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$4,085.6	$2,234.4	$6,320.0	$1,022.6	$13.7	$7,356.3
% Growth in NPW	(2)%	5%	1%	11%	NM	2%
Net Premiums Earned	$3,983.9	$2,159.2	$6,143.1	$909.4	$12.4	$7,064.9
% Growth in NPE	0%	8%	3%	13%	NM	4%

GAAP Ratios
Loss/LAE ratio	67.5	66.4	67.0	59.8	NM	66.0
Expense ratio	20.0	19.9	20.0	19.0	NM	19.9

Combined ratio	87.5	86.3	87.0	78.8	NM	85.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$94.7
Current accident year						21.6

Calendar year actuarial adjustment	$60.6	$28.9	$89.5	$26.6	$.2	$116.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$94.7
All other development						77.7

Total development						$172.4

Calendar year loss/LAE ratio						66.0

Accident year loss/LAE ratio						68.4

Statutory Ratios
Loss/LAE ratio						66.1
Expense ratio						19.5

Combined ratio						85.6

Statutory Surplus						$5,534.2

NM = Not Meaningful

	June	June
	2006	2005	Change
Policies in Force
(in thousands)
Drive – Auto	4,554	4,492	1%
Direct – Auto	2,409	2,271	6%
Special Lines[3]	2,871	2,612	10%

Total Personal Lines	9,834	9,375	5%

Commercial Auto Business	502	455	10%

[1]	The other businesses generated an underwriting profit of $6.0 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

June
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments – Available-for-sale, at market:
Fixed maturities (amortized cost: $10,574.9)	$10,386.9
Equity securities:
Preferred stocks (cost: $1,462.0)	1,450.8
Common equities (cost: $1,441.4)	2,109.8
Short-term investments (amortized cost: $720.1)	720.3

Total investments[2]	14,667.8
Net premiums receivable	2,662.9
Deferred acquisition costs	478.0
Other assets	1,793.9

Total assets	$19,602.6

Unearned premiums	$4,626.6
Loss and loss adjustment expense reserves	5,694.6
Other liabilities[2]	1,680.5
Debt[3]	1,185.2
Shareholders’ equity	6,415.7

Total liabilities and shareholders’ equity	$19,602.6

Common Shares outstanding	775.2
Shares repurchased – June	4.1
Average cost per share	$26.01
Book value per share	$8.28
Trailing 12-month return on average shareholders’ equity	23.5%
Net unrealized pre-tax gains on investments	$469.4
Increase (decrease) from May 2006	$(14.4)
Increase (decrease) from December 2005	$(130.7)
Debt to total capital ratio[3]	15.6%
Fixed-income portfolio duration	3.3 Years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.33

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $336.2 million.

[2]	Amounts include net unsettled security acquisitions of $231.2 million.

[3]	Retired $100 million, 7.30% Notes at maturity on June 1, 2006.

Monthly Commentary
•	The Company has no additional commentary regarding June results.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com through the Progressive DirectSM brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.